Exhibit 10.1 Execution Version FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT Dated as of November 2, 2022 to AMENDED AND RESTATED CREDIT AGREEMENT Dated as of January 16, 2015 among HELEN OF TROY TEXAS CORPORATION, a Texas corporation as the Borrower, HELEN OF TROY LIMITED, a Bermuda company, BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and The Other Lenders Party Hereto PNC BANK, NATIONAL ASSOCIATION, and U.S. BANK NATIONAL ASSOCIATION, as Co-Syndication Agents, KEYBANK NATIONAL ASSOCIATION, and THE HUNTINGTON NATIONAL BANK, as Co-Documentation Agents BOFA SECURITIES, INC., PNC CAPITAL MARKETS LLC and U.S. BANK, NATIONAL ASSOCIATION, as Joint Lead Arrangers and Joint Book Runners

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Fifth Amendment”), dated effective as of November 2, 2022, is among HELEN OF TROY LIMITED, a Bermuda company (“Limited”), the other Guarantors, HELEN OF TROY TEXAS CORPORATION, a Texas corporation (the “Borrower”), the Lenders Party hereto and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender (in said capacity as Administrative Agent, the “Administrative Agent”). BACKGROUND A. Borrower, Limited, the Lenders, and Bank of America, as the Administrative Agent, Swing Line Lender and L/C Issuer, are parties to that certain Amended and Restated Credit Agreement, dated as of January 16, 2015, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 7, 2016, that certain Second Amendment, Assumption, Consent and Ratification Agreement, dated as of March 1, 2018 and that certain Third Amendment and Commitment Increase to Amended and Restated Credit Agreement, dated as of March 13, 2020 and that certain Fourth Amendment and Commitment Increase to Amended and Restated Credit Agreement, dated as of June 28, 2022 (such agreement, as amended, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. B. The Borrower and Limited have requested that the Required Lenders amend the Credit Agreement, as more fully set forth herein. C. The Borrower, Limited, the Required Lenders and the Administrative Agent hereby agree to amend the Credit Agreement, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows: §1. Amendments to Credit Agreement. (a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order to read as follows: “Permitted Supply Chain Program” has the meaning specified in Section 7.03(s). (b) The definition of “Consolidated Funded Indebtedness” set forth in Section 1.01 of the Credit Agreement is hereby amended by adding the following sentence to the last paragraph of such definition to read as follows: For the avoidance of doubt, notwithstanding anything to the contrary in the Loan Documents, Consolidated Funded Indebtedness of any Person shall not include Indebtedness incurred pursuant to any Permitted Supply Chain Program.

2 (c) Clause (d) of the definition of Indebtedness set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows: (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business and, in each case, not past due for more than 60 days); (e) Section 7.02 of the Credit Agreement is hereby amended to (i) delete “and” at the end of subsection (o) thereof, (ii) replace “.” at the end of subsection (p) thereof and substitute “; and” in lieu thereof and (iii) add a new subsection (q) thereto to read as follows: (q) so long as no Default exists or would result therefrom, Investments made in connection with any Permitted Supply Chain Program that, in the good faith determination of senior management or the Board of Directors of Limited or Borrower, are necessary or advisable to effect such Permitted Supply Chain Program. (f) Section 7.03 of the Credit Agreement is hereby amended to (i) delete “and” at the end of subsection (q) thereof, (ii) replace “.” at the end of subsection (r) thereof and substitute “; and” in lieu thereof and (iii) add a new subsection (s) thereto to read as follows: (s) obligations of Limited or its Subsidiaries (including Guarantees by Limited or any Subsidiary) in respect of any “supply chain” financing program, structured vendor payable program, payable financing program or other similar financing program provided by a Lender, an Affiliate of a Lender or any other financial institution or financing source for vendors or suppliers of Limited or any Subsidiary pursuant to which trade payables owed from Limited or such Subsidiary to such vendor or supplier are acquired by, or otherwise transferred to, such Lender, such Affiliate of a Lender or such financial institution or financing source, so long as (i) such Indebtedness is unsecured, and (ii) such Indebtedness represents amounts not in excess of those which Limited or any of its Subsidiaries would otherwise have been obligated to pay to its vendor or supplier in respect of the applicable trade payables plus reasonably customary indemnities and expense reimbursements in connection therewith (such financing program, a “Permitted Supply Chain Program”). (g) Exhibit E. Exhibit E to the Existing Credit Agreement is hereby amended in its entirety and replaced with the document attached hereto as Exhibit E. §2. Representations and Warranties. By its execution and delivery hereof, each of Borrower, Limited and the other Guarantors represents and warrants as follows: (a) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or in the case of such representations and warranties that are subject to a materiality qualification, in all respects) as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or in the case of such representations and warranties that are

3 subject to a materiality qualification, in all respects) as such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) of Section 6.01 of the Credit Agreement; (b) no event has occurred and is continuing which constitutes a Default or an Event of Default on the date hereof or after giving effect to this Fifth Amendment; (c) Borrower, Limited and each other Guarantor have all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform their respective obligations under this Fifth Amendment; (d) The execution, delivery and performance by Borrower, Limited and each other Guarantor of this Fifth Amendment has been duly authorized by all necessary corporate or other organizational action, and do not and will not (x) contravene the terms of either of such Person’s Organization Documents; (y) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which either Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which either Person or its property is subject; or (z) violate any Law. Limited and each of its Subsidiaries is in compliance with all Contractual Obligations referred to in clause (y)(A) above except to the extent that failure to do so could not reasonably be expected to result in a Material Adverse Effect; (e) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against Limited, Borrower and each other Guarantor of this Fifth Amendment; (f) (i) This Fifth Amendment has been duly executed and delivered by Limited, Borrower and each other Guarantor. (ii) This Fifth Amendment constitutes a legal, valid and binding obligation of Limited, Borrower and each other Guarantor, enforceable against each such Person in accordance with its terms, subject as to enforcement to any Debtor Relief Laws and general equitable principles. §3. Conditions to Effectiveness. This Fifth Amendment shall become effective as of the date set forth above upon the satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts of this Fifth Amendment duly executed by the Required Lenders; (b) the Administrative Agent shall have received counterparts of this Fifth Amendment duly executed by the Borrower and Limited and acknowledged by each Guarantor; and

4 (c) unless waived by the Administrative Agent, the reasonable and documented legal fees and expenses of Greenberg Traurig, LLP, counsel for the Administrative Agent, shall have been paid in immediately available funds to the extent an invoice has been presented at least one (1) Business Day prior to the date hereof. §4. Reference to the Credit Agreement. (a) Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby. (b) The Credit Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed. This Fifth Amendment shall for all purposes be deemed to be a “Loan Document” under the Credit Agreement. §5. Costs, Expenses and Taxes. The Borrower agrees to pay, pursuant to the terms of the Credit Agreement, all reasonable and documented costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fifth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto). §6. Guarantor’s Acknowledgment. By signing below, Limited and each other Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by Borrower and Limited of this Fifth Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fifth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty. §7. Execution in Counterparts. This Fifth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fifth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, email or other electronic imaging means (e.g. “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document. §8. Governing Law; Binding Effect. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

5 §9. Headings. Section headings in this Fifth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fifth Amendment for any other purpose. §10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIFTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] IN WITNESS WHEREOF, this Fifth Amendment is executed as of the date first set forth above. BORROWER: HELEN OF TROY TEXAS CORPORATION, a Texas corporation By: /s/ Matt Osberg Matt Osberg Chief Financial Officer LIMITED: HELEN OF TROY LIMITED, a Bermuda corporation By: /s/ Matt Osberg Matt Osberg Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Priscilla L. Ruffin Name: Priscilla L. Ruffin Title: Assistant Vice President

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender By: /s/ Adam Rose Name: Adam Rose Title: SVP

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Natalie Hill Name: Natalie Hill Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Michael P. Dickman Name: Michael P. Dickman Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] BMO HARRIS BANK N.A., as a Lender By: /s/ Paul Harris Name: Paul Harris Title: Managing Director

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Marianne T. Meil Name: Marianne T. Meil Title: Sr. Vice President

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] WELLS FARGO BANK, N.A., as a Lender By: /s/ Faraj Elmagbari Name: Faraj Elmagbari Title: Director

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Janet Wheeler Name: Janet Wheeler Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ James Kyle O’Donnell Name: James Kyle O’Donnell Title: Vice President

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] COMERICA BANK, as a Lender By: /s/ Gerald Finney Name: Gerald Finney Title: Senior Vice President

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] ACKNOWLEDGED AND AGREED PURSUANT TO SECTION 10 ABOVE: GUARANTORS: HELEN OF TROY L.P., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner HELEN OF TROY LIMITED, a Bermuda company HELEN OF TROY LIMITED, a Barbados corporation HOT NEVADA, INC., a Nevada corporation HELEN OF TROY TEXAS CORPORATION, a Texas corporation HELEN OF TROY NEVADA CORPORATION, a Nevada corporation IDELLE LABS LTD., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner OXO INTERNATIONAL LTD., a Texas limited partnership By: HELEN OF TROY NEVADA CORPORATION, a Nevada corporation, General Partner PUR WATER PURIFICATION PRODUCTS, INC., a Nevada corporation KAZ, INC., a New York corporation KAZ USA, INC., a Massachusetts corporation KAZ CANADA, INC., a Massachusetts corporation STEEL TECHNOLOGY, LLC, an Oregon limited liability company DRYBAR PRODUCTS LLC, a Delaware limited liability company OSPREY PACKS, INC., a Colorado corporation By: /s/ Matt Osberg Name: Matt Osberg Title for all: Chief Financial Officer

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] NOTARIAL CERTIFICATE OF ___________________________ NOTARY PUBLIC DO HEREBY CERTIFY AND ATTEST that on the day of the date hereof personally came and appeared before me Matt Osberg, the duly authorized Chief Financial Officer of Helen of Troy Limited, a Barbados corporation, one of the executing parties to the within written document and did in my presence sign and deliver the same as and for his free and voluntary act and deed. IN FAITH AND TESTIMONY WHEREOF I the said ___________________________ have hereunto set and subscribed my name and caused my Seal of Office to be hereunto put and affixed this 2nd day of November, 2022.

Signature Page to Fifth Amendment to Credit Agreement [Helen of Troy] HELEN OF TROY MACAO LIMITED, a Macau corporation By: /s/ Matt Osberg Name: Matt Osberg Title: Chief Financial Officer